Derivative	12 Months Ended
Dec. 31, 2013
DERIVATIVE [Abstract]
Derivative
23.	DERIVATIVES

In the fourth quarter of 2013, the Group entered into several foreign currency forward contracts with certain domestic banks to manage foreign exchange rate exposure by fixing the exchange rates of USD to RMB at the contract maturity dates. None of the forward contracts were designated in hedging relationships; therefore, the foreign currency forward contracts were remeasured at fair value at the end of each reporting period with changes in fair value recognized within “other income, net” in the consolidated statement of operations and comprehensive income. All of the foreign currency forward contracts will expire in 2014. As of December 31, 2013, the total notional value amounted to US$113.3 million with a weighted average forward exchange rate of US$1.00 to RMB 6.15. Included in “other payables and accruals” on the consolidated balance sheet (Note 15) is the current liability of RMB2.4 million at December 31, 2013. The Group recognized an unrealized loss of RMB9.3 million and realized loss of RMB13.2 million as other expense in 2012, and an unrealized loss of RMB2.4 million and realized gain of RMB4.3 million as other income (on a net basis for the RMB1.9 million gain) in 2013. Further disclosures specified by ASC 815 related to the Group’s foreign currency forward contracts are omitted as the monetary amounts associated with the foreign currency forward contracts are insignificant individually and in the aggregate.